UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2006
WHITEHALL JEWELLERS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15615 (Commission File Number)	36-1433610 (IRS Employer Identification No.)

155 North Wacker Drive, Suite 500, Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
Registrant’s Telephone Number, Including Area Code: 312-782-6800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Under Section 3(a) of the Company’s Amended and Restated Stockholder Rights Agreement between the Company and LaSalle Bank, dated April 28, 1999 (as amended, the “Rights Agreement”), on January 3, 2006, the Board of Directors of the Company further postponed the Distribution Date (as defined in the Rights Agreement) until (i) the Close of Business on the date that is one business day prior to any publicly announced expiration date of the Offer or (ii) such other time as the Board of Directors, or any duly authorized committee thereof, shall designate.
     On January 5, 2006, the Company issued a press release relating to the revised tender offer by Newcastle Partners, L.P. (“Newcastle”). A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document

99.1	Press Release dated January 5, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL JEWELLERS, INC. (Registrant)
By:	/s/ John R. Desjardins
John R. Desjardins
Executive Vice President and Chief Financial Officer

Date: January 5, 2005.

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release dated January 5, 2006 ___